EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of The Dress Barn, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended April 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Jaffe, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

      The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used for any other purpose.

/s/ David R. Jaffe
David R. Jaffe President, Chief Executive Officer and Director June 8, 2006